UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10 166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/16

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus Core Equity Fund

Dreyfus Floating Rate Income Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Core Equity Fund

ANNUAL REPORT August 31, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Core Equity Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Core Equity Fund, covering the 12-month period from September 1, 2015 through August 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite tumultuous swings in market sentiment stemming from global economic developments, stocks and bonds generally produced strong returns over the reporting period. During the fall of 2015, investors reacted cautiously to sluggish global economic growth, plummeting commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp declines in equities in January 2016, but investor sentiment soon improved when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices rebounded. Stocks mostly rallied over the ensuing months, driving several broad measures of stock market performance to new record highs. In the bond market, aggressively accommodative monetary policies and robust investor demand for current income sent yields of high-quality sovereign bonds lower and their prices higher.

Recently we have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company and industry fundamentals. This development—along with wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets—suggests that selectivity may be a more important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2015 through August 31, 2016, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2016, Dreyfus Core Equity Fund’s Class A shares produced a total return of 10.07%, Class C shares returned 9.27%, and Class I shares returned 10.39%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a 12.53% total return.2

U.S. stocks generally achieved double-digit returns when a rally over the reporting period’s second half more than erased losses from the first half. The fund lagged its benchmark, mainly due to its emphasis on large, multinational industry leaders at a time when companies with domestically sourced earnings fared better.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies that it considers undervalued in terms of current earnings, assets, or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

Stocks Advanced Strongly Despite Headwinds

After uninspiring performance in the first half of the reporting period, the S&P 500 Index recovered lost ground during the second half as U.S. economic data stabilized. The benchmark recorded a double-digit gain for the reporting period overall.

Volatility spiked following a long-awaited interest rate hike by the Federal Reserve Board (the “Fed”) in December 2015, but market turbulence subsided in the spring and remained relatively low over the summer when the Fed repeatedly elected to leave rates unchanged. Equity markets climbed even as productivity, corporate profits, and global economic activity remained depressed, but stocks generally stagnated in August amid renewed growth concerns. The telecommunication services and utilities sectors led the market as investors sought dividend income in a low-interest-rate environment. However, market leadership narrowed and rotated as the reporting period progressed.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Strategies Produced Mixed Results

The fund’s performance compared to its benchmark was constrained during the reporting period by the overall impact of our stock selection strategy, which included an emphasis on large, multinational industry leaders at a time when investors favored more domestically focused companies. Most notably, in the health care sector, pharmaceutical developers and health care equipment producers remained under pressure for most of the reporting period. Likewise, the fund’s holdings in the information technology and consumer discretionary sectors weighed on relative results. Limited and selectively focused exposure in the industrials sector proved counterproductive when the fund did not participate in gains posted by a few industrial conglomerates. The largest individual detractors from returns for the reporting period included Novo Nordisk, Gilead Sciences, American Express, Apple, and ConocoPhillips.

On a more positive note, overweighted exposure to the consumer staples sector was the single largest factor supporting relative performance over the reporting period. An emphasis on the tobacco and brewing industries was particularly beneficial. Selective positioning in the financials sector also added a degree of value. The fund’s strategic focus on major integrated oil companies more than offset the negative impact of an overweighted position in the energy sector. Individual holdings making the largest positive contributions to the fund’s relative results included Philip Morris International, Texas Instruments, Altria Group, Chevron, and Facebook.

Focused on Industry Leaders With Strong Fundamentals

Gradual firming of global economic activity is expected to provide a more supportive environment for corporate profits in the months ahead and provide greater potential for positive returns. However, waning monetary policy accommodation and election-year dynamics recently have driven market volatility higher, even as rising labor costs and stretched valuations continue to put downward pressure on equities. As risk aversion increases, we believe the strong operating metrics and stable demand characteristics of multinational industry leaders will have greater appeal. These high-quality companies have the scale, disciplined cost controls, and financial flexibility to absorb higher labor costs and sustain earnings growth as interest rates normalize. Furthermore, their established records of returning capital to shareholders in the form of dividends and share repurchases may provide investors a degree of protection as market conditions change.

September 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

3 Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels. There can be no guarantee that the fund will generate any specific level of distributions annually.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Core Equity Fund Class A shares, Class C shares and Class I shares and the Standard & Poor's 500 Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Core Equity Fund on 8/31/06 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/16
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3.73%	7.52%	4.83%
without sales charge	10.07%	8.80%	5.45%
Class C shares
with applicable redemption charge†	8.34%	7.98%	4.66%
without redemption	9.27%	7.98%	4.66%
Class I shares	10.39%	9.07%	5.72%
Standard & Poor’s 500 Composite Stock Price Index	12.53%	14.67%	7.50%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from March 1, 2016 to August 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2016

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.16	$11.11	$5.84
Ending value (after expenses)	$1,109.30	$1,104.80	$1,110.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2016

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.85	$10.63	$5.58
Ending value (after expenses)	$1,018.35	$1,014.58	$1,019.61

†  Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

August 31, 2016

Common Stocks - 99.1%	Shares	Value ($)
Banks - 4.4%
JPMorgan Chase & Co.	83,725	5,651,437
Wells Fargo & Co.	66,200	3,362,960
		9,014,397
Capital Goods - 1.0%
United Technologies	19,300	2,054,099
Consumer Durables & Apparel - 1.3%
NIKE, Cl. B	44,570	2,569,015
Consumer Services - 1.4%
McDonald's	24,850	2,874,151
Diversified Financials - 8.0%
American Express	49,650	3,256,047
BlackRock	15,550	5,797,195
Intercontinental Exchange	8,950	2,524,079
S&P Global	20,800	2,569,632
State Street	34,400	2,416,256
		16,563,209
Energy - 9.8%
Chevron	57,850	5,818,553
ConocoPhillips	74,550	3,060,278
Exxon Mobil	88,360	7,699,690
Occidental Petroleum	47,550	3,654,218
		20,232,739
Food & Staples Retailing - 1.5%
Walgreens Boots Alliance	38,950	3,143,655
Food, Beverage & Tobacco - 20.7%
Altria Group	120,525	7,965,497
Anheuser-Busch InBev, ADR	9,200	1,141,076
Coca-Cola	177,250	7,697,967
Constellation Brands, Cl. A	7,700	1,263,185
Nestle, ADR	72,780	5,786,010
PepsiCo	40,600	4,334,050
Philip Morris International	145,550	14,544,811
		42,732,596
Health Care Equipment & Services - 2.1%
Abbott Laboratories	103,400	4,344,868
Household & Personal Products - 3.5%
Estee Lauder, Cl. A	51,000	4,550,730

8

Common Stocks - 99.1% (continued)	Shares		Value ($)
Household & Personal Products - 3.5% (continued)
Procter & Gamble	30,850		2,693,514
			7,244,244
Insurance - 3.1%
Chubb	50,850		6,454,390
Materials - 1.6%
Praxair	27,350		3,337,794
Media - 6.2%
Comcast, Cl. A	68,600		4,476,836
Twenty-First Century Fox, Cl. A	116,100		2,849,094
Walt Disney	58,000		5,478,680
			12,804,610
Pharmaceuticals, Biotechnology & Life Sciences - 8.6%
AbbVie	75,050		4,810,705
Celgene	13,800	[a]	1,473,012
Gilead Sciences	28,150		2,206,397
Novo Nordisk, ADR	99,575		4,652,144
Roche Holding, ADR	146,600		4,478,630
			17,620,888
Semiconductors & Semiconductor Equipment - 4.6%
ASML Holding	24,100		2,567,855
Texas Instruments	99,050		6,887,937
			9,455,792
Software & Services - 12.8%
Alphabet, Cl. C	5,030	[a]	3,858,262
Automatic Data Processing	12,135		1,089,844
Facebook, Cl. A	63,600	[a]	8,021,232
Microsoft	121,180		6,963,003
Oracle	52,750		2,174,355
VeriSign	5,900	[a,b]	439,255
Visa, Cl. A	46,550		3,765,895
			26,311,846
Technology Hardware & Equipment - 5.2%
Apple	100,500		10,663,050
Transportation - 3.3%
Canadian Pacific Railway	25,450		3,896,650
Union Pacific	31,250		2,985,313
			6,881,963
Total Common Stocks (cost $107,260,196)			204,303,306

9

STATEMENT OF INVESTMENTS (continued)

Other Investment - .9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,782,566)	1,782,566	[c]	1,782,566
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $443,916)	443,916	[c]	443,916
Total Investments (cost $109,486,678)	100.2%		206,529,788
Liabilities, Less Cash and Receivables	(.2%)		(485,246)
Net Assets	100.0%		206,044,542

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2016, the value of the fund’s securities on loan was $434,862 and the value of the collateral held by the fund was $443,916.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	20.7
Software & Services	12.8
Energy	9.8
Pharmaceuticals, Biotechnology & Life Sciences	8.6
Diversified Financials	8.0
Media	6.2
Technology Hardware & Equipment	5.2
Semiconductors & Semiconductor Equipment	4.6
Banks	4.4
Household & Personal Products	3.5
Transportation	3.3
Insurance	3.1
Health Care Equipment & Services	2.1
Materials	1.6
Food & Staples Retailing	1.5
Consumer Services	1.4
Consumer Durables & Apparel	1.3
Money Market Investments	1.1
Capital Goods	1.0
100.2

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $434,862)—Note 1(b):
Unaffiliated issuers	107,260,196	204,303,306
Affiliated issuers	2,226,482	2,226,482
Dividends and securities lending income receivable		436,689
Receivable for shares of Common Stock subscribed		44,539
		207,011,016
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		285,656
Cash overdraft due to Custodian		5,275
Liability for securities on loan—Note 1(b)		443,916
Payable for shares of Common Stock redeemed		230,242
Accrued expenses		1,385
		966,474
Net Assets ($)		206,044,542
Composition of Net Assets ($):
Paid-in capital		87,741,078
Accumulated undistributed investment income—net		244,165
Accumulated net realized gain (loss) on investments		21,016,189
Accumulated net unrealized appreciation (depreciation) on investments		97,043,110
Net Assets ($)		206,044,542

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	76,704,363	89,127,315	40,212,864
Shares Outstanding	4,033,913	4,801,240	2,060,966
Net Asset Value Per Share ($)	19.01	18.56	19.51

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $110,028 foreign taxes withheld at source):
Unaffiliated issuers	5,589,876
Affiliated issuers	3,971
Income from securities lending—Note 1(b)	6,107
Total Income	5,599,954
Expenses:
Management fee—Note 3(a)	2,481,363
Distribution/Service Plan fees—Note 3(b)	1,176,711
Directors’ fees—Note 3(a,c)	16,857
Loan commitment fees—Note 2	3,143
Interest expense—Note 2	1,692
Total Expenses	3,679,766
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(16,857)
Net Expenses	3,662,909
Investment Income—Net	1,937,045
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	22,650,297
Net unrealized appreciation (depreciation) on investments	(3,156,643)
Net Realized and Unrealized Gain (Loss) on Investments	19,493,654
Net Increase in Net Assets Resulting from Operations	21,430,699

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2016	2015
Operations ($):
Investment income—net	1,937,045	3,022,217
Net realized gain (loss) on investments	22,650,297	34,483,936
Net unrealized appreciation (depreciation) on investments	(3,156,643)	(56,445,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,430,699	(18,939,696)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,039,120)	(1,273,822)
Class C	(496,651)	(544,444)
Class I	(703,687)	(1,154,384)
Net realized gain on investments:
Class A	(12,546,421)	(5,483,578)
Class C	(15,041,329)	(6,574,827)
Class I	(7,217,544)	(4,397,102)
Total Dividends	(37,044,752)	(19,428,157)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,260,014	7,128,904
Class C	9,379,891	8,317,639
Class I	10,172,399	23,732,192
Dividends reinvested:
Class A	10,842,835	5,374,642
Class C	7,299,775	3,353,732
Class I	5,340,089	4,197,288
Cost of shares redeemed:
Class A	(23,575,399)	(40,427,365)
Class C	(29,047,892)	(28,298,956)
Class I	(28,808,451)	(45,327,656)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(33,136,739)	(61,949,580)
Total Increase (Decrease) in Net Assets	(48,750,792)	(100,317,433)
Net Assets ($):
Beginning of Period	254,795,334	355,112,767
End of Period	206,044,542	254,795,334
Undistributed investment income—net	244,165	546,928

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	278,971	322,057
Shares issued for dividends reinvested	585,911	241,097
Shares redeemed	(1,259,246)	(1,823,168)
Net Increase (Decrease) in Shares Outstanding	(394,364)	(1,260,014)
Class C
Shares sold	518,402	382,299
Shares issued for dividends reinvested	403,745	153,110
Shares redeemed	(1,576,547)	(1,309,339)
Net Increase (Decrease) in Shares Outstanding	(654,400)	(773,930)
Class I
Shares sold	534,340	1,031,251
Shares issued for dividends reinvested	281,471	184,168
Shares redeemed	(1,494,359)	(2,020,601)
Net Increase (Decrease) in Shares Outstanding	(678,548)	(805,182)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	20.27	23.04	19.66	18.54	16.47
Investment Operations:
Investment income—net[a]	.21	.26	.26	.30	.23
Net realized and unrealized gain (loss) on investments	1.71	(1.67)	3.67	1.09	2.15
Total from Investment Operations	1.92	(1.41)	3.93	1.39	2.38
Distributions:
Dividends from investment income—net	(.24)	(.26)	(.29)	(.27)	(.31)
Dividends from net realized gain on investments	(2.94)	(1.10)	(.26)	-	-
Total Distributions	(3.18)	(1.36)	(.55)	(.27)	(.31)
Net asset value, end of period	19.01	20.27	23.04	19.66	18.54
Total Return (%)[b]	10.07	(6.60)	20.28	7.57	14.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets	1.13	1.18	1.21	1.53	1.28
Portfolio Turnover Rate	4.06	10.31	.62	7.63	.65
Net Assets, end of period ($ x 1,000)	76,704	89,744	131,033	176,742	185,523

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	19.85	22.58	19.28	18.19	16.13
Investment Operations:
Investment income—net[a]	.07	.09	.10	.15	.09
Net realized and unrealized gain (loss) on investments	1.68	(1.63)	3.59	1.08	2.10
Total from Investment Operations	1.75	(1.54)	3.69	1.23	2.19
Distributions:
Dividends from investment income—net	(.10)	(.09)	(.13)	(.14)	(.13)
Dividends from net realized gain on investments	(2.94)	(1.10)	(.26)	-	-
Total Distributions	(3.04)	(1.19)	(.39)	(.14)	(.13)
Net asset value, end of period	18.56	19.85	22.58	19.28	18.19
Total Return (%)[b]	9.27	(7.31)	19.35	6.83	13.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses to average net assets	2.10	2.10	2.10	2.10	2.10
Ratio of net investment income to average net assets	.38	.43	.46	.78	.54
Portfolio Turnover Rate	4.06	10.31	.62	7.63	.65
Net Assets, end of period ($ x 1,000)	89,127	108,287	140,690	147,544	144,658

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended August 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	20.72	23.53	20.07	18.92	16.81
Investment Operations:
Investment income—net[a]	.27	.33	.32	.35	.28
Net realized and unrealized gain (loss) on investments	1.75	(1.72)	3.74	1.12	2.20
Total from Investment Operations	2.02	(1.39)	4.06	1.47	2.48
Distributions:
Dividends from investment income—net	(.29)	(.32)	(.34)	(.32)	(.37)
Dividends from net realized gain on investments	(2.94)	(1.10)	(.26)	-	-
Total Distributions	(3.23)	(1.42)	(.60)	(.32)	(.37)
Net asset value, end of period	19.51	20.72	23.53	20.07	18.92
Total Return (%)	10.39	(6.39)	20.56	7.83	14.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.11	1.11	1.11	1.11
Ratio of net expenses to average net assets	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets	1.38	1.43	1.45	1.78	1.57
Portfolio Turnover Rate	4.06	10.31	.62	7.63	.65
Net Assets, end of period ($ x 1,000)	40,213	56,764	83,389	73,915	69,970

a Based on average shares outstanding.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

18

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

19

NOTES TO FINANCIAL STATEMENTS (continued)

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2016 in valuing the fund’s investments:

20

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	181,780,941	-	-	181,780,941
Equity Securities - Foreign Common Stocks†	22,522,365	-	-	22,522,365
Mutual Funds	2,226,482	-	-	2,226,482

† See Statement of Investments for additional detailed categorizations.

At August 31, 2015, $3,834,855 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2016, The Bank of

21

NOTES TO FINANCIAL STATEMENTS (continued)

New York Mellon earned $1,378 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended August 31, 2016 were as follows:

Affiliated Investment Company	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 8/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	421,740	40,014,845	39,992,669	443,916.2
Dreyfus Institutional Preferred Government Plus Money Market Fund	143,764	35,922,812	34,284,010	1,782,566.9
Total	565,504	75,937,657	74,276,679	2,226,482	1.1

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax

22

expense in the Statement of Operations. During the period ended August 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $244,165, undistributed capital gains $21,016,391 and unrealized appreciation $97,042,908.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2016 and August 31, 2015 were as follows: ordinary income $2,318,695 and $3,568,594, and long-term capital gains $34,726,057 and $15,859,563, respectively.

During the period ended August 31, 2016, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund decreased accumulated undistributed investment income-net by $350 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2016, was approximately $132,200 with a related weighted average annualized interest rate of 1.27%.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/ or

23

NOTES TO FINANCIAL STATEMENTS (continued)

affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended August 31, 2016, fees reimbursed by Dreyfus amount to $16,857.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended August 31, 2016, the Distributor retained $1,884 from commissions earned on sales of the fund’s Class A shares and $7,928 from CDSCs on redemptions of the fund's Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2016, Class A and Class C shares were charged $203,986 and $729,544, respectively, pursuant to their Distribution Plans. During the period ended August 31, 2016, Class C shares were charged $243,181 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

24

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $194,118, Distribution Plans fees $73,866 and Service Plan fees $19,167, which are offset against an expense reimbursement currently in effect in the amount of $1,495.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2016, amounted to $9,143,396 and $78,201,465, respectively.

At August 31, 2016, the cost of investments for federal income tax purposes was $109,486,880; accordingly, accumulated net unrealized appreciation on investments was $97,042,908, consisting of $98,115,359 gross unrealized appreciation and $1,072,451 gross unrealized depreciation.

25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Core Equity Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Core Equity Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2016

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $2,318,695 as ordinary income dividends paid during the fiscal year ended August 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.9363 per share as a capital gain dividend paid on December 2, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0067 as a short-term capital gain dividend paid on December 2, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

27

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)
Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (65)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Kenneth A. Himmel (70)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

28

Stephen J. Lockwood (69)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (66)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)
Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

29

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

30

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

31

NOTES

32

NOTES

33

For More Information

Dreyfus Core Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLTSX Class C: DPECX Class I: DPERX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0047AR0816

cDreyfus Floating Rate Income Fund

ANNUAL REPORT August 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Floating Rate Income Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Floating Rate Income Fund, covering the 12-month period from September 1, 2015 through August 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite tumultuous swings in market sentiment stemming from global economic developments, stocks and bonds generally produced strong returns over the reporting period. During the fall of 2015, investors reacted cautiously to sluggish global economic growth, plummeting commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp declines in equities in January 2016, but investor sentiment soon improved when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices rebounded. Stocks mostly rallied over the ensuing months, driving several broad measures of stock market performance to new record highs. In the bond market, aggressively accommodative monetary policies and robust investor demand for current income sent yields of high-quality sovereign bonds lower and their prices higher.

Recently we have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company and industry fundamentals. This development—along with wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets—suggests that selectivity may be a more important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2015 through August 31, 2016, as provided by William Lemberg and Chris Barris, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2016, Dreyfus Floating Rate Income Fund’s Class A shares produced a total return of 2.23%, Class C shares returned 1.43%, Class I shares returned 2.49%, and Class Y shares returned 2.54%.1 The fund’s benchmark, the S&P LSTA Leveraged Loan Index (the “Index”), produced a total return of 3.88% for the same period.2

Floating-rate notes benefited during the reporting period from intensifying demand as investors sought competitive levels of current income in a low-interest-rate environment. The fund lagged its benchmark, mainly due to underweighted exposure to CCC-rated loans that, despite weak underlying fundamentals, rebounded strongly over the reporting period’s second half.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating-rate loans and other floating-rate securities. The fund currently intends to invest principally in floating-rate loans and securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a macroeconomic overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries, and structures while seeking to mitigate credit risk. Fundamental analysis is complemented by our macroeconomic outlook as it relates to observed default trends, performance drivers, and capital market liquidity. We seek to mitigate credit risk through a disciplined approach to credit investment selection and evaluation.

Robust Investor Demand Supported Floating-Rate Loans

Early in the reporting period, concerns about global economic conditions sparked heightened turbulence in the bond market and, to a lesser degree, the leveraged loan market. A currency devaluation in China and plummeting commodity prices caused global investors to flock to traditional safe havens, hurting lower-rated assets while sending prices of high-quality U.S. government securities higher and their yields lower. Investors also worried at the time that the Federal Reserve Board (the “Fed”) would raise short-term U.S. interest rates, as indeed it did in December 2015.

Investor sentiment changed dramatically in mid-February 2016, when comments from the Fed suggested that U.S. policymakers would delay additional rate hikes due to the potentially adverse impact of global economic developments on the U.S. economy. In addition, investors were encouraged when commodity prices began to rebound and major central banks announced new stimulus measures. Lower-rated corporate bonds and leveraged loans began to recover from previous weakness, enabling them to recoup previous losses. Moreover, demand remained robust from global investors seeking more competitive yields than were available in overseas markets. In June, concerns surrounding a referendum in the United Kingdom to leave the European Union sparked renewed volatility, and the resulting demand for traditional safe havens drove yields of U.S. Treasury securities to historical lows. However, investors added to their leveraged loan positions during temporary bouts of weakness, and the market rebounded quickly.

DISCUSSION OF FUND PERFORMANCE (continued)

Higher-Quality Bias Dampened Relative Results

Although the fund participated significantly in the leveraged loan market’s positive total returns, its performance compared to the benchmark was hampered by underweighted exposure to CCC-rated notes, particularly those from distressed energy companies and commodities producers that did not meet our criteria for fundamental strength. In addition, many of the loans with the greatest gains over the reporting period’s second half historically have exhibited poor liquidity characteristics. The fund’s relative results also were hampered to a lesser extent by its holdings from the broadcasting, technology, consumer products, and retail industries, which generally did not keep pace with market averages.

On the other hand, the fund achieved more positive relative results from its positions in leveraged loans from utilities, telecommunication firms, and service companies. Early in the reporting period, we helped cushion market volatility by reducing the fund’s exposure to high yield bonds and collateralized loan obligations (CLOs), which are not represented in the benchmark.

A More Constructive Investment Posture

We currently expect the choppy U.S. economic recovery to persist, but we are aware of various ongoing risks emanating from international markets. Meanwhile, we expect supply-and-demand dynamics to remain positive in the leveraged loan market, as income-oriented investors continue to favor leveraged loans with competitive yields and the ability to cushion market volatility even as short-term interest rates rise.

Therefore, as of the reporting period’s end, we have begun to shift gradually to a more constructive positioning through a greater focus on lower-rated loans. At the same time, we have attempted to manage risks by reallocating the fund’s assets away from the retail, technology, and chemicals industries and toward areas that tend to be less sensitive to economic trends, such as cable television and health care companies.

September 15, 2016

Floating-rate loans are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The risks of an investment in a CLO depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CLO securities as an asset class.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through January 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The S&P LSTA Leveraged Loan Index reflects the market-weighted performance of institutional leveraged loans in the U.S. market based upon real-time market weightings, spreads, and interest payments. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Floating Rate Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the S&P/LSTA Leveraged Loan Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Floating Rate Income Fund on 9/27/13 (inception date) to a $10,000 investment made in the S&P/LSTA Leveraged Loan Index (the “Index”). All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leverage loan market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/16
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (2.50%)	9/27/13	-0.37%	1.47%
without sales charge	9/27/13	2.23%	2.35%
Class C shares
with applicable redemption charge †	9/27/13	0.45%	1.57%
without redemption	9/27/13	1.43%	1.57%
Class I shares	9/27/13	2.49%	2.61%
Class Y shares	9/27/13	2.54%	2.62%
S&P/LSTA Leveraged Loan Index	9/30/13	3.88%	3.19%	††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index on 9/30/13 is used as the beginning value on 9/27/13.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Floating Rate Income Fund from March 1, 2016 to August 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.47	$9.36	$4.17	$3.96
Ending value (after expenses)	$1,071.40	$1,067.80	$1,072.30	$1,072.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.33	$9.12	$4.06	$3.86
Ending value (after expenses)	$1,019.86	$1,016.09	$1,021.11	$1,021.32

†  Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class C, .80% for Class I and .76% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2016

Bonds and Notes - 7.5%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Cable & Satellite Television - .9%
Altice Financing, Sr. Scd. Notes		6.63	2/15/23	1,550,000	[b]	1,619,750
Cablevision Systems, Sr. Unscd. Notes		7.75	4/15/18	1,200,000		1,284,000
GLP Capital LP / GLP Financing II, Gtd. Notes		4.88	11/1/20	1,200,000		1,290,000
Numericable-SFR, Sr. Scd. Bonds		6.00	5/15/22	525,000	[b]	538,519
					4,732,269
Chemicals & Plastics - .2%
INEOS Group Holdings, Scd. Notes		5.88	2/15/19	1,200,000	[b]	1,234,500
Collateralized Loan Obligations - 2.5%
ALM, Ser. 2015-12A, Cl. D		6.13	4/16/27	1,000,000	[b,c]	904,691
Ares, Ser. 2007-22A, Cl. D		5.48	8/15/19	690,000	[b,c]	690,139
Arrowpoint, Ser. 2015-4A, Cl. D		5.13	4/18/27	2,000,000	[b,c]	1,992,066
Cadogan Square, Ser.1, Cl. E	EUR	4.56	2/1/22	800,000	[c]	889,505
Cairn, Ser. 2007-2A, Cl. E	EUR	4.86	10/15/22	1,000,000	[b,c]	1,100,521
CIFC Funding, Ser. 2007-3A, Cl. D		5.97	7/26/21	1,000,000	[b,c]	1,000,805
Highbridge Loan Management, Ser. 6A-2015, Cl. E2		6.86	5/5/27	1,000,000	[b,c]	942,450
LightPoint Pan-European, Ser. 2007-1X, Cl. E	EUR	5.32	2/5/26	831,699	[c]	930,410
Neuberger Berman, Ser. 2016-21A, Cl. D		5.57	4/20/27	1,500,000	[b,c]	1,519,247
York, Ser. 2014-1A, Cl. D		4.74	1/22/27	1,500,000	[b,c]	1,490,316
York, Ser. 2014-1A, Cl. E		6.09	1/22/27	1,500,000	[b,c]	1,322,697
					12,782,847
Containers & Glass Products - .6%
Ardagh Packaging Finance, Gtd. Notes		6.75	1/31/21	1,225,000	[b]	1,275,531
Ardagh Packaging Finance, Sr. Scd. Notes		4.07	5/15/21	1,750,000	[b,c]	1,785,000
					3,060,531
Electronics & Electrical Equipment - .5%
Diamond 1 Finance, Sr. Scd. Notes		4.42	6/15/21	2,200,000	[b]	2,304,089
Food & Drug Retail - .3%
Rite Aid, Gtd. Notes		6.75	6/15/21	1,500,000		1,580,892
Health Care - .6%
HCA, Sr. Scd. Notes		3.75	3/15/19	375,000		387,656

Bonds and Notes - 7.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Health Care - .6% (continued)
Tenet Healthcare, Sr. Scd. Bonds	4.15	6/15/20	2,500,000	[c]	2,506,250
				2,893,906
Lodging & Casinos - .2%
MGM Resorts International, Gtd. Notes	6.63	12/15/21	1,000,000		1,127,500
Oil & Gas - .4%
Targa Resources Partners, Gtd. Notes	5.00	1/15/18	2,000,000		2,050,000
Radio & Television - .3%
DISH DBS, Gtd. Notes	5.13	5/1/20	1,200,000		1,245,000
Telecommunications - .2%
T-Mobile USA, Gtd. Notes	6.25	4/1/21	850,000		890,375
Utilities - .8%
Dynegy, Gtd. Notes	6.75	11/1/19	2,525,000		2,600,750
NRG Energy, Gtd. Notes	8.25	9/1/20	1,200,000		1,233,150
				3,833,900
Total Bonds and Notes (cost $37,511,962)			37,735,809
Floating Rate Loan Interests - 86.9%
Aerospace & Defense - 2.3%
American Airlines, 2015 New Term Loan	3.25	6/27/20	972,650	[c]	973,866
American Airlines, 2015 Term Loan	3.50	10/10/21	1,980,000	[c]	1,985,108
BE Aerospace, Term Loan	3.75	12/16/21	425,000	[c]	429,783
Consolidated Aerospace Manufacturing, First Lien Term Loan	4.75	8/11/22	632,500	[c,d]	594,550
Consolidated Precision Products, First Lien Term B-3 Loan	4.50	12/28/19	1,215,365	[c]	1,176,370
Engility Corporation, Term B1 Loan	4.25	8/4/20	325,000	[c]	327,642
Engility Corporation, Term B2 Loan	5.75	8/4/23	363,971	[c]	367,497
SI Organization, First Lien Initial Term Loan	5.75	11/23/19	903,848	[c]	905,968
Standard Aero Holdings, Initial Term Loan	5.25	6/24/22	1,339,875	[c]	1,345,904
TransDigm, Delayed Draw Tranche F Term Loan	3.75	6/7/23	497,368	[c]	496,359
TransDigm, Initial Tranche F Term Loans	3.75	6/7/23	552,632	[c]	551,510
TransDigm, Tranche F Term Loan	3.75	6/9/23	1,529,367	[c]	1,527,455
US Airways, Tranche B-1 Term Loan	3.50	5/23/19	727,500	[c]	728,868
				11,410,880

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)		Value ($)
Air Transport - .5%
Sabre Holdings, Term B Loan		4.00	2/19/19	1,816,286	[c]	1,825,595
United AirLines, Class B Term Loan		3.25	4/1/19	486,181	[c]	487,221
					2,312,816
Automotive - 4.8%
American Tire Distributors, Initial Term Loan		5.25	9/24/21	3,420,168	[c]	3,389,540
Dealer Tire, Initial Term Loan		5.50	12/17/21	1,477,500	[c]	1,483,041
Federal-Mogul, Tranche B Term Loan		4.00	4/15/18	1,195,063	[c]	1,180,125
Federal-Mogul, Tranche C Term Loan		4.75	4/15/21	2,693,202	[c]	2,579,858
FPC Holdings, First Lien Initial Term Loan		5.25	11/19/19	873,010	[c]	749,427
FPC Holdings, Second Lien Initial Term Loan		9.25	5/19/20	1,000,000	[c]	697,500
Gates Global, Initial Dollar Term Loan		4.25	6/11/21	4,752,091	[c]	4,689,292
KAR Auction Services, Tranche B-3 Term Loan		4.25	3/4/23	473,812	[c]	480,626
Key Safety Systems, Initial Term Loan		5.50	7/23/21	1,394,077	[c]	1,397,562
Midas Intermediate Holdco II, Initial Term Loan		4.50	8/18/21	1,471,288	[c]	1,477,724
MPG Holdco I, Tranche B-1 Term Loan		3.75	10/20/21	703,497	[c]	705,179
TI Group Automotive Systems, Initial US Term Loan		4.50	6/30/22	1,538,375	[c]	1,545,106
US Farathane, Term B-2 Loan		5.75	12/23/21	2,508,579	[c]	2,524,258
Visteon, Initial Term Loan		3.50	4/9/21	1,166,667	[c]	1,171,409
					24,070,647
Beverages & Tobacco - 1.4%
AdvancePierre Foods, Effective Date Term Loan		4.75	5/26/23	1,474,038	[c]	1,487,121
Aramark, US Term F Loan		3.25	2/21/21	2,351,649	[c]	2,363,407
Keurig Green Mountain, Term A Loan		2.00	3/3/21	550,000	[c]	540,834
Keurig Green Mountain, Term B Loan	EUR	5.00	2/9/23	2,450,000	[c]	2,776,944
					7,168,306
Building & Development - 1.2%
Capital Automotive, Tranche B-1 Term Loan		4.00	4/10/19	1,416,205	[c]	1,423,435
Foncia Groupe, Term Loan B	EUR	4.25	7/28/23	1,500,000	[c]	1,689,554
Quikrete Holdings, First Lien Term Loan		4.00	9/18/20	2,100,000	[c]	2,110,017
SRS Distribution, Tranche B-1 Loan		5.25	8/25/22	648,367	[c]	657,282
					5,880,288

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Business Equipment & Services - 3.6%
AlixPartners, Term Loan B	4.50	7/22/22	645,125	[c]	649,560
Americold Realty Operating Partnership, Initial Term Loan	5.75	12/1/22	640,000	[c]	648,000
BMC Software Finance, Initial US Term Loan	5.00	9/10/20	1,834,120	[c]	1,755,409
Cast & Crew Payroll, First Lien Term Loan	4.75	8/3/22	650,000	[c]	639,844
DTZ US Borrower, First Lien 2015-1 Converted Term Loan	4.25	11/4/21	2,456,385	[c]	2,449,864
GCA Services Group, Term Loan	5.75	2/22/23	448,875	[c]	452,708
Hyland Software, First Lien Term Loan	4.75	7/1/22	1,075,828	[c]	1,079,862
Kronos, Incremental Term Loan (First Lien)	4.50	4/10/19	1,012,743	[c]	1,018,440
Mitchell International, Initial Term Loan	4.50	10/1/20	3,066,740	[c]	3,067,890
On Assignment, Tranche B-1 Term Loan	3.50	6/3/22	1,646,061	[c]	1,653,945
PGX Holdings, First Lien Term B Loan	5.75	9/24/20	2,032,790	[c]	2,032,790
ServiceMaster Company, Initial Term Loan	4.25	6/25/21	2,898,375	[c]	2,922,649
				18,370,961
Cable & Satellite Television - 1.5%
Charter Communications Operating, Term E Loan	3.00	7/1/20	1,984,668	[c]	1,990,592
Charter Communications Operating, Term H Loan	3.25	8/24/21	498,750	[c]	501,072
Charter Communications Operating, Term I Loan	3.50	1/24/23	1,022,437	[c]	1,029,180
SFR Group, USD TLB-7	5.00	1/8/24	1,341,637	[c]	1,352,203
Virgin Media Investment Holdings, F Facility Term Loan	3.65	6/30/23	673,321	[c]	674,442
Yankee Cable Acquisition, Term Loan	4.25	3/1/20	2,266,976	[c]	2,272,644
				7,820,133
Chemicals & Plastics - 7.3%
AgroFresh, Term Loan	5.75	7/31/21	1,935,338	[c]	1,915,985
Allnex, Monarch 5/16 (USD) Cov-Lite	5.00	4/17/23	1,353,480	[c]	1,362,366
Allnex, Term Loan B2	5.00	6/2/23	1,796,520	[c]	1,808,314
Cyanco Intermediate, Initial Term Loan	5.50	5/1/20	2,225,358	[c]	2,218,415
Duke Finance, First Lien Term B Loan	7.00	10/28/21	2,197,431	[c,d]	2,169,963
Huntsman International, 2016 Term B Loan	4.25	12/31/23	1,496,250	[c]	1,506,776
Ineos, Extended 2020 Dollar Term Loan	3.75	12/15/20	2,932,724	[c]	2,931,419

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)		Value ($)
Chemicals & Plastics - 7.3% (continued)
Kraton Polymers, Initial Term Loan		6.00	1/6/22	2,523,256	[c]	2,529,577
MacDermid, Tranche B-3 Term Loan		5.50	6/5/20	2,294,221	[c]	2,298,236
Omnova Solutions, Term B2 Loan		5.25	8/17/23	1,900,000	[c]	1,895,250
Orion Engineered Carbons, Initial Euro Term Loan	EUR	4.75	7/25/21	759,641	[c]	860,402
Road Infrastructure Investment, First Lien Term Loan		5.00	6/9/23	2,875,000	[c]	2,894,406
Solenis International, Initial Euro Term Loan	EUR	4.50	7/2/21	1,473,750	[c]	1,660,850
Solenis International, Second Lien Initial Term Loan		7.75	7/2/22	2,250,000	[c]	2,171,812
Styrolution US Holding, Dollar Tranche B1 Loan		6.50	11/7/19	1,477,500	[c]	1,483,041
Trinseo Materials Operating, Term B Loan		4.25	11/5/21	2,233,083	[c]	2,246,693
Tronox Pigments, New Term Loan		4.50	3/19/20	3,633,266	[c]	3,598,750
Univar, Initial Dollar Term Loan		4.25	6/24/22	1,221,785	[c]	1,221,999
					36,774,254
Clothing/Textiles - .6%
ABG Intermediate Holdings, First Lien Term Loan		5.50	5/27/21	976,945	[c]	973,692
Varsity Brands, Term Loan		5.00	12/10/21	1,822,250	[c]	1,831,935
					2,805,627
Consumer Discretionary - .6%
KFC Holding, Term B Loan		3.23	6/2/23	950,000	[c]	957,377
Neptune Finco, Term Loan		5.00	9/23/22	1,895,250	[c]	1,914,401
					2,871,778
Consumer Staples - .7%
Pinnacle Foods Finance, Tranche G Term Loan		3.00	4/29/20	1,100,000	[c]	1,104,813
Pinnacle Foods Finance, Tranche I Term Loan		2.75	1/13/23	2,636,750	[c]	2,655,708
					3,760,521
Containers & Glass Products - 2.8%
Anchor Glass, Term B Loan		4.75	7/1/22	1,290,505	[c]	1,301,397
Bway Holding, Initial Term Loan		5.50	8/7/20	4,299,341	[c]	4,321,741
Charter Nex US Holdings, First Lien Initial Term Loan		5.25	2/7/22	1,022,564	[c]	1,030,872
Klockner Pentaplast, Initial German Borrower Dollar Term Loan		5.00	4/22/20	770,659	[c]	776,920
Klockner Pentaplast, Initial US Borrower Dollar Term Loan		5.00	4/20/28	1,803,341	[c]	1,817,993

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)		Value ($)
Containers & Glass Products - 2.8% (continued)
Reynolds Group Holdings, US Term Loan		4.25	1/20/23	2,400,000	[c]	2,406,756
SIG Combibloc US Acquisition, Initial Dollar Term Loan		4.25	2/3/22	2,390,545	[c]	2,397,346
					14,053,025
Cosmetics/Toiletries - .5%
Revlon Consumer Products Corporation, New Term Loan		4.25	7/21/23	1,765,000	[c]	1,765,662
Spectrum Brands, Initial Euro Term Loan	EUR	3.50	6/23/22	499,986	[c]	561,543
					2,327,205
Ecological Services & Equipment - 1.7%
ADS Waste Holdings, Tranche B-2 Term Loan		3.75	10/9/19	1,177,553	[c]	1,178,042
EnergySolutions, Advance Term Loan		6.75	5/22/20	3,128,938	[c]	3,113,293
Granite Acquisition, Second Lien Term B Loan		8.25	10/14/22	500,000	[c]	472,590
Wheelabrator, Term B Loans		5.00	10/15/21	164,382	[c]	160,977
Wheelabrator, Term B Loans		5.00	10/15/21	3,679,922	[c]	3,603,693
					8,528,595
Electronics & Electrical Equipment - 4.6%
Abacus Innovations Corporation, B Term Loan		2.75	6/9/23	950,000	[c]	956,978
Aricent Technologies, Second Lien Initial Term Loan		9.50	4/14/22	325,000	[c]	249,031
Avago Technologies Cayman Finance, Term B-3 Loan		3.00	2/1/23	3,118,251	[c]	3,149,870
Avast Software, Term Loan B1		5.00	8/3/22	2,725,000	[c]	2,734,374
Dell, First Lien Term Loan B		4.00	6/2/23	7,250,000	[c]	7,297,922
Dell International, Term B2 Loan		4.00	4/29/20	3,120,838	[c]	3,133,711
Deltek, First Lien Term Loan		5.00	12/19/22	1,612,286	[c]	1,622,032
Lawson, Tranche B-5 Term Loan		3.75	6/3/20	2,197,280	[c]	2,177,230
ON Semiconductor, Closing Date Term Loan		5.25	3/31/23	700,000	[c]	710,063
Rocket Software, First Lien Term Loan		5.75	2/8/18	962,811	[c]	966,124
					22,997,335
Equipment Leasing - .7%
Neff Rentals, Second Lien Closing Date Loan		7.25	5/21/21	3,400,822	[c]	3,307,316
Financial Intermediaries - 5.2%
Affinion Group, Initial Second Lien Term Loan		8.50	10/31/18	139,186	[c]	122,295
Affinion Group, Tranche B Term Loan		6.75	10/9/16	183,028	[c]	177,112

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)		Value ($)
Financial Intermediaries - 5.2% (continued)
Armor Holding II, First Lien Term Loan		5.75	6/26/20	478,395	[c]	469,623
Bats Global Markets, Refinancing Term Loan		4.13	6/20/23	3,950,000	[c]	3,977,176
Delos Finance, Term Loan		3.50	2/26/21	1,975,000	[c]	1,984,697
First Data, 2021 Extended USD Term Loan		4.49	3/24/21	4,276,791	[c]	4,303,799
First Data, 2022B Extended Dollar Term Loan		4.24	6/24/22	750,000	[c]	753,375
Harland Clarke Holdings, Tranche B-4 Term Loan		6.99	8/30/19	934,552	[c]	916,884
Harland Clarke Holdings, Tranche B-5 Term Loan		7.00	12/31/19	1,500,000	[c]	1,477,807
HUB International, Initial Term Loan		4.00	9/18/20	3,428,730	[c]	3,421,770
Ion Trading Finance, First Lien Tranche B-1 Dollar Term Loan		4.25	6/10/21	1,052,875	[c]	1,049,916
Ion Trading Finance, Tranche B-1 Euro Term Loan (First Lien)	EUR	4.50	6/10/21	1,230,000	[c]	1,384,014
Sedgwick Claims Management Services, 2016 New Term Loan		5.25	2/28/21	1,075,000	[c]	1,085,084
Sedgwick Claims Management Services, First Lien Initial Term Loan		3.75	2/11/21	1,670,727	[c]	1,654,020
Sedgwick Claims Management Services, Second Lien Initial Loan		6.75	2/11/22	1,250,000	[c]	1,239,063
SS & C Technologies, Term B-1 Loan		4.00	6/29/22	803,711	[c]	810,305
SS & C Technologies, Term B-2 Loan		4.00	6/29/22	102,391	[c]	103,231
York Risk Services Holding, Initial Term Loan		4.75	10/1/21	1,696,483	[c]	1,519,201
					26,449,372
Food & Drug Retail - 1.0%
Albertson's, 2016-1 Term B-4 Loan		4.50	8/25/21	1,500,000	[c]	1,508,535
Albertson's, Term B-6 Loan		4.75	6/1/23	3,599,627	[c]	3,625,130
					5,133,665
Food Products - .9%
Del Monte Foods, Second Lien Initial Term Loan		8.25	7/26/21	1,000,000	[c]	718,750
Hostess Brands, First Lien Term B Loan		4.50	7/29/22	1,240,625	[c]	1,248,689
NBTY, Dollar Term B Loan		5.00	4/26/23	2,400,000	[c]	2,406,372
					4,373,811
Food Service - 1.3%
Acosta, Tranche B-1 Loan		4.25	9/26/21	1,246,843	[c]	1,216,707
Advantage Sales & Marketing, First Lien Initial Term Loan		4.25	7/21/21	1,646,810	[c]	1,637,135

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)		Value ($)
Food Service - 1.3% (continued)
Advantage Sales & Marketing, Second Lien Initial Term Loan		7.50	7/21/22	818,708	[c]	781,866
Burger King, Facility B2 Term Loan		3.75	12/10/21	1,577,802	[c]	1,586,306
Checkout Holding, First Lien Term B Loan		4.50	4/3/21	1,470,000	[c]	1,308,300
					6,530,314
Health Care - 7.3%
Acadia Healthacre, Tranche B-1 Term Loan		3.75	2/11/22	3,425,344	[c]	3,432,485
Capsugel Holdings, New Dollar Term Loan		4.00	7/31/21	2,770,562	[c]	2,789,610
Catalent Pharma Solutions, Dollar Term Loan		4.25	5/7/21	1,952,614	[c]	1,966,741
CHG Healthcare Services, First Lien Term Loan		4.75	5/19/23	2,169,562	[c]	2,186,518
Concordia Healthcare, Pound Sterling Term Loans	GBP	6.00	10/21/21	1,293,500	[c]	1,642,740
Convatec, New Dollar Term Loan		4.25	6/15/20	2,837,891	[c]	2,852,790
DPX Holdings, 2015 Incremental Euro Term Loan	EUR	4.50	3/11/21	355,466	[c]	399,196
Endo Luxembourg Finance, Incremental Term B Loan		3.75	6/24/22	932,657	[c]	929,159
HCA, Tranche B-6 Term Loan		3.75	3/1/23	1,920,187	[c]	1,945,630
HCA, Tranche B-7 Term Loan		2.75	2/5/24	1,000,000	[c]	1,010,750
Hill-Rom Holdings, Initial Term Loan B		3.50	7/29/22	1,540,000	[c]	1,552,035
MPH Acquisition Holdings, Initial Term Loan		5.00	5/25/23	1,370,000	[c]	1,386,844
NVA Holdings, First Lien Incremental Term B-1 Loan		5.50	8/14/21	249,375	[c]	249,998
Onex Carestream Finance, First Lien Term Loan		5.00	6/7/19	317,503	[c]	303,019
Onex Carestream Finance, Second Lien Term Loan		9.50	12/5/19	1,436,018	[c]	1,363,319
Patheon, Term Loan		4.25	1/22/21	4,132,944	[c]	4,126,497
Pharmaceutical Product Development, Term Loan		4.25	8/5/22	3,236,203	[c]	3,250,766
Royalty Pharma, New Term B-4 Loan		3.50	11/9/20	1,762,406	[c]	1,774,523
Siemens Audiology Solutions, Facility B4-Term Loan		4.25	1/17/22	1,481,287	[c]	1,488,694
Surgical Care Affiliates, Initial Term Loan		4.25	3/11/22	1,283,750	[c]	1,292,178
Valeant Pharmaceuticals International, Series A-3 Tranche A Term Loan		3.75	10/20/18	680,009	[c]	680,577
					36,624,069
Home Furnishing - .8%
Mattress Holding, 2016 Incremental Term Loan		6.25	10/20/21	943,860	[c]	944,894

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Home Furnishing - .8% (continued)
Mattress Holding, Term Loan	6.25	10/1/21	825,152	[c]	826,184
PTL Acquisition, Initial Tranche B Term Loan	4.00	4/13/23	2,350,000	[c]	2,379,375
				4,150,453
Industrial Equipment - 2.0%
Doncasters US, First Lien Term B Loan	4.50	4/9/20	430,602	[c]	424,950
Dynacast International, First Lien Term B-1 Loan	4.50	1/28/22	748,106	[c]	748,263
Filtration Group, First Lien Initial Term Loan	4.25	11/13/20	1,441,203	[c]	1,441,880
Gardner Denver, Initial Dollar Term Loan	4.25	7/23/20	1,990,000	[c]	1,895,167
Mueller Water Products, Initial Term Loan	4.00	11/19/21	1,180,025	[c]	1,185,683
Navios Maritime Partners, Term Loan	5.50	6/15/20	279,544	[c]	273,953
VAT Holding, Term Loan	4.25	2/11/21	1,500,000	[c]	1,505,632
XPO Logistics, Senior Secured Loan	5.50	10/27/21	2,189,000	[c]	2,203,141
XPO Logistics, Term Loan B-2	4.25	10/30/21	300,000	[c]	301,938
				9,980,607
Industrials - 1.0%
Allied Universal Holdco, Amendment DelayedDraw Term Loan	5.50	7/28/22	397,351	[c,e]	397,476
Allied Universal Holdco, Amendment Term Loans	5.50	7/28/22	2,002,649	[c]	2,003,280
Commercial Barge Line, Initial Term Loan	9.75	11/6/20	1,135,625	[c]	1,095,878
US Security Associates Holdings, Initial Term Loan	6.00	6/21/23	1,550,000	[c]	1,553,875
				5,050,509
Information Technology - .6%
Sophia, Closing Date Term Loan	4.75	9/16/22	2,860,794	[c]	2,867,946
Leisure Goods/Activities/Movies - 1.3%
Alpha Topco, Facility B3 Term Loan	4.75	7/30/21	3,866,348	[c]	3,853,299
Delta 2 (LUX) Sarl Form 1, First Lien Term Loan	7.75	7/29/22	1,000,000	[c]	992,705
Deluxe Entertainment Services Group, Initial Term Loan	6.50	2/25/20	1,821,911	[c]	1,785,472
				6,631,476
Lodging & Casinos - 2.4%
American Casinos & Entertainment, Term Loan	4.75	6/17/22	871,356	[c]	878,436
Boyd Gaming, Term B Loan	4.00	8/14/20	404,483	[c]	406,289
Boyd Gaming, Term Loan B - 1st Lien	3.00	8/16/23	1,000,000	[c]	1,005,625

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)		Value ($)
Lodging & Casinos - 2.4% (continued)
Hilton Worldwide Finance, Series B-1 Term Loan		3.50	9/23/20	1,250,000	[c]	1,255,863
Las Vegas Sands, Term B Loan		3.25	12/17/20	1,246,803	[c]	1,252,732
MGM Growth Properties, Term B Loan		4.00	4/7/23	389,025	[c]	392,812
Scientific Games International, Term B-2 Loan		6.00	9/17/21	3,555,701	[c]	3,560,643
Station Casinos, Term B Facility		3.75	5/25/23	375,000	[c]	376,114
Travelport, Term B Loan		5.00	9/2/21	2,947,380	[c]	2,955,529
					12,084,043
Materials - .2%
Berry Plastics Group, Term H Loan		3.75	10/1/22	1,071,719	[c]	1,073,348
Nonferrous Metals/Minerals - 1.0%
Fortescue Metals Group, Term B Loan		4.25	6/30/19	2,019,447	[c]	2,011,561
Global Brass and Copper, Initial Term Loan		5.25	6/16/23	450,000	[c]	453,938
Oxbow Carbon, Second Lien Initial Term Loan		8.00	1/18/20	250,000	[c]	246,875
Safway Group Holding, Initial Term Loan		5.75	8/4/23	2,450,000	[c]	2,455,108
					5,167,482
Oil & Gas - .7%
Brand Energy & Infrastructure Services, Initial Term Loan		4.75	11/20/20	3,681,349	[c]	3,648,217
Publishing - 2.5%
CB Poly Investments, First Lien Closing Date Loan		6.25	8/10/23	500,000	[c]	502,188
Getty Images, Initial Term Loan		4.75	10/18/19	486,146	[c]	414,440
Laureate Education, Series 2021 Extended Term Loan		7.50	3/17/21	1,169,700	[c]	1,166,413
Penton Media, Term B-1 Loan		4.75	10/3/19	616,952	[c]	617,569
Pre-Paid Legal Services, First Lien Term Loan		6.50	7/1/19	1,446,237	[c]	1,449,852
Redtop Acquisitions, First Lien Initial Euro Term Loan	EUR	4.75	12/22/20	1,000,000	[c]	1,129,565
Redtop Acquisitions, Second Lien Term Loan		8.25	7/22/21	243,750	[c]	240,094
SESAC Holdco II, First Lien Term Loan		5.25	2/7/19	2,166,324	[c]	2,162,262
Springer Science & Business Media, Initial Term B10 Loan	EUR	3.75	6/15/20	3,000,000	[c]	3,333,798
Trader Corporation, Term Loan		5.00	8/9/23	1,733,333	[c]	1,739,842
					12,756,023
Radio & Television - 4.6%
AVSC Holding, First Lien Initial Term Loan		4.50	1/22/21	2,448,687	[c]	2,445,626

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Radio & Television - 4.6% (continued)
Creative Artists Agency, Initial Term Loan	5.00	12/10/21	1,822,250	[c]	1,832,117
Gray Television, Initial Term Loan	3.94	6/13/21	3,250,000	[c]	3,269,809
Media General, Term B Loan	4.00	7/31/20	2,857,774	[c]	2,862,532
MTL Publishing, Term B-3 Loan	4.00	8/12/22	2,537,644	[c]	2,542,732
Sinclair Television Group, Incremental Tranche B-1 Term Loan	3.50	7/30/21	766,131	[c]	770,444
Tech Finance & Co., US Term Loans	5.00	7/11/20	3,202,157	[c]	3,212,180
Univision Communications, 2013 Incremental Term Loan	4.00	3/1/20	4,092,238	[c]	4,097,353
William Morris Endeavor Entertainment, First Lien Term Loan	5.25	3/19/21	2,236,106	[c]	2,244,144
				23,276,937
Retailers - 3.9%
99 Cents Only Stores, Tranche B-2 Term Loan	4.51	1/11/19	662,945	[c]	518,092
Academy Sports, Initial Term Loan	5.00	6/22/16	842,013	[c]	824,297
Ascena Retail Group, Tranche B Term Loan	5.25	7/29/22	2,040,480	[c]	1,990,110
CWGS Group, Term Loan	5.75	2/20/20	2,777,226	[c]	2,779,837
Dollar Tree, Term B-1 Loan	3.50	3/9/22	1,166,888	[c]	1,171,871
Dollar Tree, Term B-2 Loan	4.25	3/9/22	2,500,000	[c]	2,537,500
Harbor Freight Tools, Initial Term Loan	4.00	8/16/23	1,500,000	[c]	1,505,512
Hudson's Bay, Initial Term Loan	4.75	8/12/22	1,198,157	[c]	1,203,770
Leslie's Poolmart, Tranche B Term Loan	5.25	8/9/23	1,415,000	[c]	1,425,613
Michaels Stores, Term B Loan	3.75	1/28/20	962,427	[c]	967,773
Neiman Marcus Group, Term Loan	4.25	10/25/20	265,219	[c]	249,668
Nine West Holdings, Initial Term Loan	4.75	9/5/19	264,266	[c]	134,775
Pet Smart, Tranche B-1 Term Loan	4.25	3/11/22	4,297,362	[c]	4,312,059
				19,620,877
Surface Transport - 2.0%
IBC Capital, First Lien Initial Term Loan	4.75	8/5/21	2,468,750	[c]	2,388,516
IBC Capital, Second Lien Term Loan	8.00	9/9/22	570,000	[c]	513,000
Kenan Advantage, Delayed Draw Term 1 Loan	4.00	1/23/17	41,489	[c,e]	41,152
Kenan Advantage, Initial Canadian Term Loan	4.00	7/22/22	110,746	[c]	109,847

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)		Value ($)
Surface Transport - 2.0% (continued)
Kenan Advantage, Initial US Term Loan		4.00	7/22/22	344,368	[c]	341,570
Omnitracs, First Lien Term Loan		4.75	10/29/20	2,442,470	[c]	2,418,045
OSG Bulk Ships, First Lien Term Loan		5.25	7/22/19	1,646,979	[c]	1,638,744
Pods, First Lien Tranche B-1 Term Loan		4.50	1/28/22	598,480	[c]	600,539
Scandlines, Facility B Term Loan	EUR	4.50	11/4/20	837,308	[c]	948,315
Vouvray US Finance, First Lien Initial Term Loan		4.75	6/25/21	982,456	[c]	983,684
					9,983,412
Telecommunications - 9.9%
Asurion, First Lien Incremental Tranche B-4 Term Loan		5.00	7/29/22	489,375	[c]	490,160
Asurion, Incremental Tranche B-1 Term Loan		5.00	5/24/19	3,018,784	[c]	3,026,104
Asurion, Incremental Tranche B-2 Term Loan		4.25	7/8/20	1,558,273	[c]	1,554,518
Asurion, Second Lien Term Loan		8.50	2/19/21	1,550,000	[c]	1,548,256
Asurion, Term Loan B Non-PIK		10.00	8/10/21	1,616,216	[c]	1,612,984
Avaya, Term B-6 Loan		6.50	3/31/18	472,283	[c]	373,498
Birch Communications, Term Loan		7.75	7/17/20	779,518	[c,d]	635,306
CommScope, Tranche 5 Term Loan		3.75	12/29/22	1,736,875	[c]	1,747,192
Communications Sales & Leasing, Term Loan		5.00	10/14/22	2,475,000	[c]	2,480,569
Consolidated Communications, Initial Term Loan		4.25	12/18/20	1,218,750	[c]	1,224,844
FairPoint Communications, Term Loan		7.50	2/14/19	3,396,061	[c]	3,406,063
Frontier Communications, Initial Loan		3.00	3/31/21	3,596,562	[c]	3,487,173
Integra Telecom Holdings, Term B-1 Loan		5.25	8/14/20	2,733,893	[c]	2,720,908
IPC, First Lien Term B-1 Loan		5.50	8/6/21	1,474,599	[c]	1,383,660
Level 3 Financing, Tranche B-II 2022 Term Loan		3.50	5/31/22	2,500,000	[c]	2,515,625
Nextgen Finance, Term B Loan		5.00	5/28/21	2,446,509	[c]	2,381,261
Riverbed Technology, First Amendment Term Loan		5.00	4/25/22	3,271,670	[c]	3,297,958
Sable International Finance, Term B-1 Loan		5.50	12/2/22	907,500	[c]	915,159
Sable International Finance, Term B-2 Loan		5.83	12/2/22	742,500	[c]	748,767
SBA Senior Finance II, Incremental Tranche B-1 Term Loan		3.25	3/24/21	2,695,000	[c]	2,696,684

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 86.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Telecommunications - 9.9% (continued)
Telenet Financing, Term Loan AD	4.25	5/3/24	675,000	[c]	678,257
Transaction Network Services, First Lien Initial Term Loan	5.00	2/15/20	129,335	[c]	129,780
Transaction Network Services, Second Lien Initial Term Loan	9.00	8/14/20	2,124,021	[c]	2,110,746
UPC Financing Partnership, Facility AN	3.00	7/29/24	2,800,000	[c]	2,794,750
West Corporation, Term B-12 Loan	3.75	6/13/23	2,400,000	[c]	2,409,300
West Corporation, Term B-14 Loan	3.50	6/13/21	1,000,000	[c]	1,001,875
Windstream Services, Tranche B-5 Term Loan	3.50	8/26/19	975,000	[c]	970,432
Windstream Services, Tranche B-6 Term Loan	5.75	3/15/21	836,653	[c]	844,237
Zayo Group, Term Loan	3.75	7/2/19	764,208	[c]	766,310
				49,952,376
Utilities - 3.5%
Calpine, Term Loan (05/15)	3.50	5/20/22	1,485,000	[c]	1,488,304

Calpine, Term Loan (12/15)	4.00	1/15/23	248,750	[c]	250,434
Dayton Power And Light Company, First Lien Term Loan B	4.00	8/19/22	585,000	[c]	590,487
Dynegy Finance IV, Term Loan	5.00	6/22/23	1,875,000	[c]	1,879,987
Murray Energy, Term B-2 Loan	7.50	4/9/20	2,811,046	[c]	2,345,818
NRG Energy, Term Loan	3.50	6/14/23	2,250,000	[c]	2,250,169
Primeline Utility Services, Initial Term Loan	6.50	11/14/22	400,000	[c]	401,000
Sandy Creek Energy Associates, Term Loan	5.00	11/6/20	3,537,976	[c]	2,971,016
Texas Competitive Electric Holdings Company, Dip Term Loan B	5.00	7/27/23	2,394,407	[c]	2,404,284
Texas Competitive Electric Holdings Company, Dip Term Loan C	5.00	7/27/23	546,093	[c]	548,345
TPF II Power, Term Loan	5.50	9/29/21	2,501,994	[c]	2,518,257
				17,648,101
Total Floating Rate Loan Interests (cost $439,279,363)			437,462,725

Other Investment - 12.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $61,721,980)	61,721,980	[f] 61,721,980
Total Investments (cost $538,513,305)	106.6%	536,920,514
Liabilities, Less Cash and Receivables	(6.6%)	(33,334,290)
Net Assets	100.0%	503,586,224

a Principal amount stated in U.S. Dollars unless otherwise noted.

EUR—Euro

GBP—British Pound

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, these securities were valued at $19,720,321 or 3.92% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d The fund held Level 3 securities at August 31, 2016, these securities were valued at $3,399,819 or .68% of net assets.

e Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Bank Loans	86.9
Money Market Investment	12.2
Corporate Bonds	5.0
Asset-Backed	2.5
106.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	476,791,325	475,198,534
Affiliated issuers	61,721,980	61,721,980
Cash		1,027,696
Cash denominated in foreign currency	58,121	57,877
Receivable for investment securities sold		5,177,390
Dividends and interest receivable		2,611,615
Receivable for shares of Common Stock subscribed		251,498
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		32,046
Prepaid expenses		45,869
		546,124,505
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		295,203
Payable for investment securities purchased		41,238,630
Payable for shares of Common Stock redeemed		829,815
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		23,559
Accrued expenses		151,074
		42,538,281
Net Assets ($)		503,586,224
Composition of Net Assets ($):
Paid-in capital		528,032,591
Accumulated undistributed investment income—net		1,817,829
Accumulated net realized gain (loss) on investments		(24,664,093)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(1,600,103)
Net Assets ($)		503,586,224

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	7,209,989	1,952,254	12,845,430	481,578,551
Shares Outstanding	597,741	162,122	1,066,441	40,026,172
Net Asset Value Per Share ($)	12.06	12.04	12.05	12.03

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Investment Income ($):
Income:
Interest	23,861,908
Dividends from affiliated issuers	117,732
Total Income	23,979,640
Expenses:
Management fee—Note 3(a)	3,104,221
Professional fees	83,639
Registration fees	64,960
Directors’ fees and expenses—Note 3(d)	37,293
Shareholder servicing costs—Note 3(c)	31,648
Custodian fees—Note 3(c)	25,368
Prospectus and shareholders’ reports	21,659
Distribution fees—Note 3(b)	11,488
Loan commitment fees—Note 2	7,330
Miscellaneous	264,381
Total Expenses	3,651,987
Less—reduction in expenses due to undertaking—Note 3(a)	(1,109)
Less—reduction in fees due to earnings credits—Note 3(c)	(55)
Net Expenses	3,650,823
Investment Income—Net	20,328,817
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(19,179,336)
Net realized gain (loss) on forward foreign currency exchange contracts	34,190
Net Realized Gain (Loss)	(19,145,146)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	9,192,928
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	442,309
Net Unrealized Appreciation (Depreciation)	9,635,237
Net Realized and Unrealized Gain (Loss) on Investments	(9,509,909)
Net Increase in Net Assets Resulting from Operations	10,818,908

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2016	2015
Operations ($):
Investment income—net	20,328,817	21,429,372
Net realized gain (loss) on investments	(19,145,146)	(3,207,416)
Net unrealized appreciation (depreciation) on investments	9,635,237	(10,840,563)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,818,908	7,381,393
Dividends to Shareholders from ($):
Investment income—net:
Class A	(296,459)	(214,378)
Class C	(50,252)	(20,921)
Class I	(449,533)	(607,464)
Class Y	(20,561,835)	(21,015,497)
Net realized gain on investments:
Class A	-	(5,117)
Class C	-	(641)
Class I	-	(22,264)
Class Y	-	(647,488)
Total Dividends	(21,358,079)	(22,533,770)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,781,327	5,039,579
Class C	2,104,044	730,370
Class I	17,270,859	51,461,427
Class Y	128,060,167	154,500,817
Dividends reinvested:
Class A	284,561	205,528
Class C	47,028	18,251
Class I	256,498	218,661
Class Y	8,384,636	8,458,213
Cost of shares redeemed:
Class A	(2,500,994)	(1,648,118)
Class C	(1,004,639)	(403,349)
Class I	(14,612,027)	(48,022,786)
Class Y	(135,458,915)	(177,642,154)
Increase (Decrease) in Net Assets from Capital Stock Transactions	4,612,545	(7,083,561)
Total Increase (Decrease) in Net Assets	(5,926,626)	(22,235,938)
Net Assets ($):
Beginning of Period	509,512,850	531,748,788
End of Period	503,586,224	509,512,850
Undistributed investment income—net	1,817,829	3,060,397

	Year Ended August 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	149,914	403,936
Shares issued for dividends reinvested	23,952	16,524
Shares redeemed	(212,586)	(132,370)
Net Increase (Decrease) in Shares Outstanding	(38,720)	288,090
Class C
Shares sold	177,894	58,811
Shares issued for dividends reinvested	3,982	1,468
Shares redeemed	(85,164)	(32,450)
Net Increase (Decrease) in Shares Outstanding	96,712	27,829
Class Ia
Shares sold	1,451,443	4,124,538
Shares issued for dividends reinvested	21,622	17,607
Shares redeemed	(1,235,985)	(3,857,449)
Net Increase (Decrease) in Shares Outstanding	237,080	284,696
Class Ya
Shares sold	10,777,628	12,436,195
Shares issued for dividends reinvested	707,357	681,216
Shares redeemed	(11,435,254)	(14,327,218)
Net Increase (Decrease) in Shares Outstanding	49,731	(1,209,807)

[a]During the period ended August 31, 2016, 151,852 Class Y shares representing $1,799,364 were exchanged for 151,720 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.29	12.64	12.50
Investment Operations:
Investment income—net [b]	.47	.48	.38
Net realized and unrealized gain (loss) on investments	(.21)	(.33)	.05
Total from Investment Operations	.26	.15	.43
Distributions:
Dividends from investment income—net	(.49)	(.48)	(.29)
Dividends from net realized gain on investments	-	(.02)	-
Total Distributions	(.49)	(.50)	(.29)
Net asset value, end of period	12.06	12.29	12.64
Total Return (%)[c]	2.23	1.28	3.39[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.04	1.13[e]
Ratio of net expenses to average net assets	1.04	1.04	1.03[e]
Ratio of net investment income to average net assets	3.98	3.88	3.17[e]
Portfolio Turnover Rate	66.45	76.63	51.30[d]
Net Assets, end of period ($ x 1,000)	7,210	7,824	4,402

a From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

	Year Ended August 31,
Class C Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.28	12.63	12.50
Investment Operations:
Investment income—net[b]	.38	.39	.28
Net realized and unrealized gain (loss) on investments	(.22)	(.33)	.06
Total from Investment Operations	.16	.06	.34
Distributions:
Dividends from investment income—net	(.40)	(.39)	(.21)
Dividends from net realized gain on investments	-	(.02)	-
Total Distributions	(.40)	(.41)	(.21)
Net asset value, end of period	12.04	12.28	12.63
Total Return (%)[c]	1.43	.47	2.73[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84	1.84	1.98[e]
Ratio of net expenses to average net assets	1.80	1.80	1.80[e]
Ratio of net investment income to average net assets	3.22	3.11	2.40[e]
Portfolio Turnover Rate	66.45	76.63	51.30[d]
Net Assets, end of period ($ x 1,000)	1,952	803	475

a From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.28	12.62	12.50
Investment Operations:
Investment income—net[b]	.50	.56	.43
Net realized and unrealized gain (loss) on investments	(.20)	(.36)	.01
Total from Investment Operations	.30	.20	.44
Distributions:
Dividends from investment income—net	(.53)	(.52)	(.32)
Dividends from net realized gain on investments	-	(.02)	-
Total Distributions	(.53)	(.54)	(.32)
Net asset value, end of period	12.05	12.28	12.62
Total Return (%)	2.49	1.58	3.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.77	.85[d]
Ratio of net expenses to average net assets	.80	.77	.79[d]
Ratio of net investment income to average net assets	4.22	4.19	3.40[d]
Portfolio Turnover Rate	66.45	76.63	51.30[c]
Net Assets, end of period ($ x 1,000)	12,845	10,187	6,876

a From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

	Year Ended August 31,
Class Y Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.63	12.50
Investment Operations:
Investment income—net[b]	.51	.51	.36
Net realized and unrealized gain (loss) on investments	(.22)	(.32)	.09
Total from Investment Operations	.29	(.19)	.45
Distributions:
Dividends from investment income—net	(.53)	(.53)	(.32)
Dividends from net realized gain on investments	-	(.02)	-
Total Distributions	(.53)	(.55)	(.32)
Net asset value, end of period	12.03	12.27	12.63
Total Return (%)	2.54	1.56	3.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.75	.86[d]
Ratio of net expenses to average net assets	.76	.75	.79[d]
Ratio of net investment income to average net assets	4.27	4.14	3.41[d]
Portfolio Turnover Rate	66.45	76.63	51.30[c]
Net Assets, end of period ($ x 1,000)	481,579	490,699	519,996

a  From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Floating Rate Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (“Alcentra”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Collateralized Loan Obligations	-	12,782,847	-	12,782,847
Corporate Bonds†	-	24,952,962	-	24,952,962
Floating Rate Loan Interests†	-	434,062,906	3,399,819	437,462,725
Mutual Funds	61,721,980	-	-	61,721,980
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	32,046	-	32,046
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(23,559)	-	(23,559)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At August 31, 2016, there were transfers between level 2 and level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests ($)
Balance as of 8/31/2015	5,457,394
Realized gain (loss)	(592,433)
Change in unrealized appreciation (depreciation)	(56,214)
Purchases/issuances	-
Sales/dispositions	2,512,721
Transfers into Level 3†	3,399,819
Transfers out of Level 3†	2,296,026
Balance as of 8/31/2016	3,399,819
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 8/31/2016	(56,214)

† Transfers into or out of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs. The transfer out of Level 3 for the current period was due to an increase of observable inputs.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended August 31, 2016 were as follows:

Affiliated Investment Company	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 8/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	41,485,102	198,333,930	178,097,052	61,721,980	12.2

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

On August 31, 2016, the Board declared a cash dividend of $.037, $.031, $.040 and $.041 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on September 1, 2016 (ex-dividend date), to shareholders of record as of the close of business on August 31, 2016.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,826,315, accumulated capital losses $24,300,257 and unrealized depreciation $1,972,425.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2016. The fund has $5,659,751 of short-term capital losses and $18,640,506 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2016 and August 31, 2015 were as follows: ordinary income $21,358,079 and $21,862,170, and long-term capital gains $0 and $671,600, respectively.

During the period ended August 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, foreign currency transactions, paydown gains and losses and consent fees, the fund decreased accumulated undistributed investment income-net by $213,306 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2015 through January 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $1,109 during the period ended August 31, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Alcentra, Alcentra serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent

NOTES TO FINANCIAL STATEMENTS (continued)

company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended August 31, 2016, the Distributor retained $310 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2016, Class C shares were charged $11,488 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2016, Class A and Class C shares were charged $18,005 and $3,829, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2016, the fund was charged $9,530 for transfer agency services and $162 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $55.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2016, the fund was charged $25,368 pursuant to the custody agreement.

During the period ended August 31, 2016, the fund was charged $9,967 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $274,910, Distribution Plan fees $1,144, Shareholder Services Plan fees $1,893, custodian fees $10,938, Chief Compliance Officer fees $6,416 and transfer agency fees $592, which are offset against an expense reimbursement currently in effect in the amount of $690.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2016, amounted to $300,168,981 and $298,849,074, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset

NOTES TO FINANCIAL STATEMENTS (continued)

on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At August 31, 2016, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at August 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales:
Credit Suisse International
British Pound,
Expiring
9/15/2016	1,324,000	1,715,634	1,739,193	(23,559)
Euro,
Expiring
9/15/2016	14,314,000	16,008,644	15,976,598	32,046
Gross Unrealized Appreciation				32,046
Gross Unrealized Depreciation				(23,559)

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2016:

Average Market Value ($)
Forward contracts	15,461,219

At August 31, 2016, the cost of investments for federal income tax purposes was $538,877,141; accordingly, accumulated net unrealized depreciation on investments was $1,956,627, consisting of $3,846,345 gross unrealized appreciation and $5,802,972 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Floating Rate Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Floating Rate Income Fund as of August 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2016

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 78.43% as intertest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends and capital gains distributions paid for the 2016 calendar year on Form 1099-DIV which will be mailed in early 2017.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)
Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (65)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Kenneth A. Himmel (70)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

Stephen J. Lockwood (69)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (66)
Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)
Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J. Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus Floating Rate Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6240AR0816

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $84,800 in 2015 and $87,100 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,900 in 2015 and $10,100 in 2016.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,440 in 2015 and $5,600 in 2016.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $13,738, 906 in 2015 and $19,018,000 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:   October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:   October 28, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:   October 28, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)